Capital management	12 Months Ended
Dec. 31, 2021
Capital management [Abstract]
Capital management

27. Capital management
The PagSeguro Group monitors capital based on the gearing ratio which corresponds to net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.

December 31, 2021
Borrowings	1,005,787
(-) Cash and cash equivalents	(1,794,362)
Net debt	(788,575)
Total equity	10,502,198
Total capital	9,713,623
Gearing ratio	(8.1)%